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                                                                    EXHIBIT 99.1

            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

Each of the undersigned Chief Executive Officer and Chief Financial Officer of Advanced Biotherapy, Inc., hereby states and attests that:

(1) To the best of my knowledge, based upon a review of the covered reports of Advanced Biotherapy, Inc., and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - The Annual Report on Form 10-KSB of Advanced Biotherapy, Inc., for the fiscal year ended December 31, 2001, filed with the Commission;

        - All reports on Form 10-QSB, all reports on Form 8-K and all definitive proxy materials of Advanced Biotherapy, Inc., filed with the Commission subsequent to the filing of the Form 10-KSB identified above; and

        -  Any amendments to any of the foregoing.


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
Signature: /s/ EDMOND F. BUCCELLATO            Signature: /s/ WILLIAM FINKELSTEIN
           -------------------------------                -------------------------------
           Edmond F. Buccellato                           William Finkelstein
           President and Chief Executive                  Chief Financial Officer
           Officer

Date: August 12, 2002                          Date: August 12, 2002
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Subscribed and sworn to before me

this     day of             , 2002.
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/s/
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Notary Public

My Commission Expires: